Exhibit 10.1
Silver Point Finance, LLC
Two Greenwich Plaza, 1st Floor
Greenwich, CT 06830
October 30, 2008
Handleman Company
500 Kirts Blvd.
Troy, Michigan 48084
Attention: Chief Executive Officer
          Re:   Payoff Letter
Ladies and Gentlemen:
          Reference hereby is made to the Credit and Guaranty Agreement, dated as of April 30, 2007 (as amended, supplemented or otherwise modified to date, the “Credit Agreement”), by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Services Company, a Michigan corporation (“Handleman Services”), certain subsidiaries of Holdings identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Handleman Services, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page hereto as “Guarantors” (such subsidiaries, together with Holdings, are referred to individually as a “Guarantor” and collectively, jointly and severally, as “Guarantors” and, together with the Borrowers, each a “Credit Party” and collectively, the “Credit Parties”), the lenders party hereto from time to time (“Lenders”), and Silver Point Finance, LLC (“Silver Point”), as administrative agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent” and together with Administrative Agent, each an “Agent” and collectively the “Agents”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Credit Agreement.
          The Borrowers have informed the Agents that on the Payoff Date (as hereinafter defined), the Borrowers expect to repay in full all of their obligations and liabilities to the Agents and the Lenders under and in respect of, and otherwise in accordance with, the Credit Documents (the “Obligations”).
          1. This letter will confirm that, upon:
          (a) receipt by the Persons listed on Annex I hereto of wire transfers of immediately available funds in the aggregate amount of $987,616.61 in accordance with the wire instructions listed on Annex I hereto, subject to adjustment as set forth in paragraph 1 of Annex I hereto (as so adjusted, the “Payoff Amount”), and

               (b) receipt by the Administrative Agent of a fully executed counterpart of this letter agreement signed by each Credit Party,
(the date on which all of the foregoing conditions shall first be satisfied herein called the “Payoff Date”), all of the existing Obligations shall be satisfied in full in accordance with the Credit Documents.
          2. Each Credit Party:
               (a) acknowledges and agrees that:
               (i) the amounts referred to in Section 1 above are enforceable obligations of the Credit Parties payable to the Agents and the Lenders pursuant to the provisions of the Credit Agreement and the other Credit Documents without any deduction, offset, defense or counterclaim;
               (ii) prior to the Payoff Date, nothing contained herein shall constitute a waiver of any Default or Event of Default or of the Agents’ and the Lenders’ rights and remedies under the Credit Agreement or any other Credit Document;
               (iii) as of the Payoff Date, the Agents, the Lenders and their respective participants, if any, shall have no further (A) commitment to provide loans under the Credit Agreement or the other Credit Documents and (B) obligation, duty or responsibility under the Credit Agreement, any other Credit Document or any other document or agreement executed and/or delivered in connection therewith, except as expressly set forth in Sections 3(d) and 3(e) below; and
          (b) releases and discharges the Agents, the Lenders and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, obligations, claims, demands, accounts and actions that it at any time had or has or that its successors and assigns hereafter may have against any Releasee that arises under, or in connection with, or that otherwise relates, directly or indirectly, to the Credit Agreement, any other Credit Document, or to any acts or omissions of any such Releasee in connection with any of the foregoing (except as expressly set forth in Sections 3(d) nd 3(e) below). As to each and every claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of any rule or law which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR”; and
          (c) waives, as to each and every claim released hereunder, the benefit of each other similar provision of applicable federal or state law (including, without limitation, the laws of the State of New York), if any, pertaining to general releases after having been advised by their legal counsel with respect thereto.
          3. Upon satisfaction of the conditions to the Payoff Date, the Agents agree, on and with effect from the Payoff Date:
          (a) that all of the Agents’ security interests in and liens on any and all properties and assets of the Credit Parties, whether personal, real or mixed, tangible or intangible (other than the Contingency Deposit (as defined below)), granted by or arising under the Credit Agreement or any other Credit Document shall be, without further action, released and discharged;
          (b) that the Credit Agreement and the other Credit Documents (including, without limitation, any rights of any Agent or any Lender under any landlord agreement, bailee letter, and any cash management agreement (if any), in each case entered into in connection with the Credit Agreement) shall, without further action, terminate and be of no further force or effect, except (i) for those provisions of the Credit Agreement and the other Credit Documents that by their terms survive such termination and (ii) the obligations under this letter agreement;
          (c) that the Credit Parties may prepare and file such UCC termination statements as the Credit Parties may reasonably deem necessary or desirable in connection with the termination of the security interests and liens set forth in paragraph (a) above, without the signature of the Agents or the Lenders, to the extent permitted by law, in each case without recourse to the Agents, the Lenders or any of their respective participants, without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Credit Parties;
          (d) that it will promptly deliver to the Borrower Representative the originals of the promissory notes and stock certificates listed on Annex II hereto, currently held by the Agents as Collateral for the Obligations, in each case without recourse to the Agents, the Lenders or any of their respective participants, and without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Credit Parties; and
          (e) at the reasonable request of the Borrowers (such request to be reasonable in all respects, including, without limitation, with respect to the form and substance of such additional instruments or writings), to execute such additional instruments and other writings, and take such other action, as any Borrower may reasonably request to effect or evidence the satisfaction of the Obligations, the termination of the effectiveness of the Credit Agreement, the other Credit Documents or any instruments executed pursuant thereto (other than those provisions that by their terms survive such termination), or the release of any liens or security interests in favor of the Agents described in paragraph (a) above or that now or hereafter arise under the Credit Agreement or the other Credit Documents, including, without limitation, mortgage releases, re-assignments or releases of trademarks, copyrights and patents as are necessary to release, as of record, the security interests previously recorded by the Agents with respect to the Obligations), but, in each case, without recourse to the Agents, the Lenders or their respective participants, and without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Credit Parties.
          4. Notwithstanding anything to the contrary contained herein, nothing in this letter agreement shall terminate or otherwise impair the Obligations with respect to (a) the indemnification and expense reimbursement provisions of the Credit Documents and the payment of all amounts owing thereunder (including, without limitation, Sections 10.2 and 10.3 of the Credit Agreement), and (b) any claims, demands, debts, accounts, contracts, obligations, liabilities, actions and causes of action, whether in law or in equity, by any Agent or any Lender against the Credit Parties with respect to the Contingency Deposit.
          5. The parties hereto agree that no further Loans may be made or requested on or after the date hereof.
          6. The Borrowers shall pay on demand all of the fees, costs and expenses incurred by the Agents (including, without limitation, the fees, costs and expenses of counsel to the Agents) in connection with the preparation, execution, delivery and performance of this letter agreement and the documents and instruments referred to in Sections 3(d) and 3(e) hereof. The Borrowers hereby acknowledge and agree that the Administrative Agent shall retain the $12,546.71 unused portion of the Deposit (as defined in the Commitment Letter, dated as of February 20, 2007, by and between Silver Point Finance, LLC and Handleman Company) (such unused portion of the Deposit, the “Contingency Deposit”), without interest, and that the Contingency Deposit shall be used to pay for such fees, costs and expenses and any other fees, costs, expenses and other obligations payable pursuant to Section 10.2 and Section 10.3 of the Credit Agreement, provided that the Administrative Agent shall refund to the Borrower Representative the remaining portion of the Contingency Deposit, if any, at such time as the Administrative Agent is satisfied, in its reasonable discretion, that no further fees, costs or expenses will be incurred under Sections 3(d) and 3(e) hereof, but in any event not later than the date which is six months after the Payoff Date, provided further that, to the extent the Contingency Deposit is insufficient to cover such fees, costs, expenses and other obligations or such fees, costs, expenses and other obligations are incurred after any refund of the Contingency Deposit, the Borrowers shall be obligated to pay for all such fees, costs, expenses and other obligations on demand.
          7. If any payment or transfer (or any portion thereof) to any Agent, any Lender, or any of their respective participants shall be subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be returned or repaid, whether in bankruptcy, reorganization, insolvency or similar proceedings involving any Credit Party or otherwise, then such payment or transfer shall immediately be reinstated, without need for any action by any Person, and shall be enforceable against the Credit Parties and their successors and assigns as if such payment had never been made (in which case this letter agreement shall in no way impair the claims of the Agents, the Lenders and their respective participants with respect to such payment or transfer).
          8. The Credit Parties confirm their agreement to the terms and provisions of this letter agreement by returning to the Administrative Agent a signed counterpart of this letter agreement. This letter agreement may be amended, modified or waived only in a writing signed by each of the parties hereto. This letter agreement may be executed by each party hereto on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement. Delivery of an executed counterpart by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.
          9. This letter agreement shall be binding on and shall inure solely to the benefit of the Agents, the Lenders, their respective participants, the Credit Parties and their respective successors and assigns, and no other Person shall have any rights herein as a third party beneficiary or otherwise.
          10. If the Payoff Date does not occur on or before 5:00 pm (New York City time) on October 31, 2008, this letter agreement shall automatically terminate and shall have no further force or effect.
[Remainder of Page Intentionally Left Blank]

          11. This letter agreement shall be governed by and construed in accordance with the law of the State of New York. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY.

Very truly yours, SILVER POINT FINANCE, LLC, in its capacity as Agent
By:
Name:
Title:

AGREED TO AND ACCEPTED ON THIS ___ DAY OF OCTOBER 2008: BORROWERS: HANDLEMAN CATEGORY MANAGEMENT COMPANY
By:
Name:
Title:

HANDLEMAN SERVICES COMPANY
By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC
By:
Name:
Title:

ARTIST TO MARKET DISTRIBUTION LLC
By:
Name:
Title:

REPS, L.L.C.
By:
Name:
Title:

GUARANTORS: HANDLEMAN COMPANY
By:
Name:
Title:

CRAVE ENTERTAINMENT GROUP, INC.
By:
Name:
Title:

HANLEY ADVERTISING COMPANY
By:
Name:
Title:

HANDLEMAN COMPANY OF CANADA LIMITED
By:
Name:
Title:

HANDLEMAN UK LIMITED
By:
Name:
Title:

SVG DISTRIBUTION, INC.
By:
Name:
Title:

CRAVE ENTERTAINMENT, INC.
By:
Name:
Title:

ANNEX I
Wire Instructions
          1. A wire transfer of immediately available funds to the Administrative Agent, in the aggregate amount of $842,547.08 (subject to a per diem amount of $555.56 if the Agent receives the Payoff Amount after 12:00 noon (New York City time) on October 31, 2008, in respect of daily accruals of interest and fees):
(i)	$823,658.19, with respect to the Make Whole Amount as of the date hereof; and
(ii)	$18,888.89, with respect to the accrued and unpaid unused commitment fees as of the date hereof, in accordance with the following wire instructions:
Name of Bank:	Bankers Trust

ABA No.:	021001033

Account Name:	Global Loan Services

Account No.:	999-7998

Reference:	Handleman
The foregoing is subject to adjustment if, among other things, (i) the Agents or the Lenders make any additional Loans after the date hereof, (ii) the Agents or the Lenders receive any repayment in respect of any Loan, or (iii) the interest rate changes after the date hereof.
          2. A wire transfer of immediately available funds to Schulte Roth & Zabel LLP, counsel to the Agents, in the aggregate amount of $133,153.59, in respect of legal fees and expenses through October 31, 2008, in accordance with the following wire instructions:
Name of Bank:	Citibank N.A. 111 Wall Street, New York, NY 10043

ABA No.:	021000089

Account Name:	Schulte Roth & Zabel LLP Attorney Business Account

Account No.:	37242839

Reference:	051511.0051
Annex I

          3. A wire of immediately available funds to Linklaters, London, U.K. counsel to the Agents, in the aggregate amount of $5,900.00, in respect of legal fees and expenses through October 31, 2008, in accordance with the following wire instructions:
Name of Bank:	Barclays Bank PLC 1 Churchill Place London E14 5HP United Kingdom

Sort Code:	20-00-00

Swift Code:	BARCGB22

Account No.:	77399033

Reference:	Invoice #1002091682
          4. A wire of immediately available funds to Davies Ward Phillips & Vineberg LLP, Canadian counsel to the Agents, in the aggregate amount of $6,015.94, in respect of legal fees and expenses through October 31, 2008, in accordance with the following wire instructions:
Name of Bank:	Canadian Imperial Bank of Commerce Main Branch Commerce Court Toronto, Ontario Canada

Account No.:	29-09219

CIBC Institution No.:	010

Transit No.:	00002

Account Name:	Davies Ward Phillips & Vineberg LLP General Account

Swift Code:	CIBCCATT

Reference:	Handleman Company

Annex I

ANNEX II
Promissory Notes
1.	Demand Promissory Note dated January 9, 2001 issued by Handleman Canada, Inc., as Borrower, to HCCL Limited Partnership, as Lender.
2.	Demand Promissory Note dated April 29, 2001 issued by Handleman UK Ltd., as Borrower, to Lifetime Holding, Inc., as Lender.
3.	Demand Promissory Note dated April 29, 2002 issued by Handleman Category Management Company, as Borrower, to Handleman Real Estate, LLC, as Lender.
4.	Demand Note dated April 29, 2002 issued by Handleman Category Management Company (#00112), as Borrower, to Handleman Category Management Company (#00101), as Lender.
5.	Demand Note dated April 29, 2002 issued by Handleman Category Management Company (#00121), as Borrower, to Handleman Category Management Company (#00101), as Lender.
6.	Demand Note dated April 29, 2002 issued by Handleman Category Management Company, as Borrower, to Handleman Company, as Lender.
7.	Demand Note dated April 29, 2002 issued by Handleman Category Management Company, as Borrower, to Handleman Entertainment Resources, LLC, as Lender.
8.	Demand Note dated April 29, 2002 issued by Handleman Company, as Borrower, to Handleman Category Management Company, as Lender.
9.	Demand Note dated April 29, 2002 issued by Handleman Company, as Borrower, to Handleman Category Management Company, as Lender.
10.	Demand Note dated April 29, 2002 issued by Handleman Canada, Inc., as Borrower, to Handleman Company of Canada, Limited, as Lender.
11.	Demand Note dated April 29, 2002 issued by Handleman Entertainment Resources, LLC, as Borrower, to Handleman Real Estate, LLC, as Lender.
12.	Demand Note dated April 29, 2002 issued by Handleman Entertainment Resources, LLC, as Borrower, to Handleman Category Management Company, as Lender.
13.	Demand Note dated April 29, 2002 issued by Handleman Entertainment Resources, LLC, as Borrower to Handleman Company, as Lender.
14.	Demand Note dated April 29, 2002 issued by Handleman Real Estate, LLC, as Borrower, to Handleman Company, as Lender.

Annex II

15.	Demand Note dated April 29, 2002 issued by Lifetime Holding, Inc., as Borrower, to Handleman Company, as Lender.
16.	Demand Note dated April 29, 2002 issued by Lifetime Holding, Inc., as Borrower, to Handleman Category Management Company, as Lender.
17.	Demand Note dated April 29, 2002 issued by Lifetime Holding, Inc., as Borrower, to Handleman Entertainment Resources, LLC, as Lender.
18.	Demand Promissory Note dated July 7, 2004 issued by Lifetime Holdings, Inc., as Borrower, to Handleman UK Limited, as Lender.
19.	Demand Promissory Note dated July 7, 2004 issued by Lifetime Holdings, Inc., as Borrower, to Handleman UK Limited, as Lender.
20.	Demand Note dated November 22, 2005 issued by Crave Entertainment, Inc., as Borrower, to Handleman Company, as Lender.
21.	Demand Note dated November 22, 2005 issued by Crave Entertainment Group, Inc., as Borrower, to Handleman Company, as Lender.
22.	Demand Note dated November 22, 2005 issued by SVG Distribution, Inc., as Borrower, to Handleman Company, as Lender.
23.	Demand note dated December 16, 2005 issued by REPS, L.L.C., as Borrower, to Handleman Company, as Lender.
24.	Demand Note dated December 16, 2005 issued by Handleman Company, as Borrower, to Handleman Category Management Company, as Lender.
Stock Certificates

Debtor or Issuer	Company/ Holder	# of Shares	Certificate
Handleman Services Company, a Michigan corporation	Handleman Company	1,000 Common Shares	# 1

Crave Entertainment Group, Inc., a California corporation	Handleman Company	33,112,583 Common Shares	# 13

Crave Entertainment, Inc., a California corporation	Crave Entertainment Group, Inc.	70 Common Shares	# C-4

Annex II

Debtor or Issuer	Company/ Holder	# of Shares	Certificate
Crave Entertainment, Inc., a California corporation	Crave Entertainment Group, Inc.	20 Common Shares	# C-5

Crave Entertainment, Inc., a California corporation	Crave Entertainment Group, Inc.	10 Common Shares	# C-6

Handleman Canada, Inc., an Ontario corporation	Handleman Company	65.65 Common Shares	# C-3

Handleman Category Management Company, a Michigan corporation	Handleman Company	1,000 Common Shares	# 1

Hanley Advertising Company	Handleman Company	100 Common Shares	# 1

SVG Distribution Inc., a California corporation	Crave Entertainment Group, Inc.	210 Common Shares	# 4

SVG Distribution Inc., a California corporation	Crave Entertainment Group, Inc.	60 Common Shares	# 5

SVG Distribution Inc., a California corporation	Crave Entertainment Group, Inc.	30 Common Shares	# 6

Annex II